Income Taxes	12 Months Ended
Dec. 31, 2023
Income Taxes [Abstract]
INCOME TAXES

NOTE 19 – INCOME TAXES

A.	The tax rates applicable to Company’s income

(1)	In the reporting periods, the income of the Company and its consolidated company SOS are subject to corporate tax at the rate of 23% in Israel.

(2)	The income of the consolidated company Silynx - a company incorporated in Delaware USA - is subject to state tax of 8.84%, that reflects Silynx’s activity in California, and to federal tax of 21%.

B.	Tax assessments

The Company has not yet been issued with final tax assessments since incorporation, including due to the end of limitation periods.

C.	Carryforward tax losses

As of the reporting date, SOS has business losses carried forward for tax purposes at the total amount of $8,500 approximately. The company did not recognize deferred tax assets in respect of the aforesaid losses, since it is not expected that they will be utilized in the foreseeable future.

D.	On March 15, 2022, the Company received the Israel Tax Authority’s approval for the execution of a restructuring (the “Tax Ruling”) on August 26, 2021; as part of the restructuring, the entire issued and paid up share capital of Silynx was transferred to the Company, against the allotment of the Company’s shares to Silynx’s shareholders as they were through that date, and SOS’s shares, which were held in through that date by Silynx, were transferred to the Company by way of a dividend in kind (see Note 1.B.). The tax ruling stipulated, among other things, that the transfer of SOS and Silynx’s shares to the Company will be carried out in accordance with Sections 104B and 104C to the Income Tax Ordinance (the “Ordinance”), and subject to the provisions of Part E2 to the Ordinance and other conditions as set out in the Tax Ruling.